Exhibit 10.38

SECOND AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
BY AND AMONG
VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP,
RIDGEWOOD MANOR, LLC,
PARKVIEW REAL ESTATE, LTD.,
WOODSIDE PROPERTIES I, LTD., AND
WOODSIDE PROPERTIES H, LTD.,
(COLLECTIVELY AS “SELLER”)
AND
OP MAUMEE, INC.,
RE MAUMEE, INC.,
OP CAREY, INC.,
RE CAREY, INC.,
OP1 FREMONT, INC.,
RE1 FREMONT, INC.,
OP2 FREMONT, INC.,
RE2 FREMONT, INC.,
OP KENTON, INC.
(COLLECTIVELY AS “BUYER”)
Dated as of October 18, 2002

SECOND AMENDMENT TO THE
ASSET PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO THE ASSET PURCHASE AGREEMENT (“Second Amendment”) is made and entered into as of October 18, 2002, by and among VILLA HOMES WEST, INC., D/B/A WOODSIDE MANAGEMENT GROUP, RIDGEWOOD MANOR, LLC, PARKVIEW REAL ESTATE, LTD., WOODSIDE PROPERTIES I, LTD., AND WOODSIDE PROPERTIES II, LTD. (collectively as “Seller”) and OP MAUMEE, INC., RE MAUMEE, INC., OP CAREY, INC., RE CAREY, INC., OP1 FREMONT, INC., RE1 FREMONT, INC., OP2 FREMONT, INC., RE2 FREMONT, INC., OP KENTON, INC. (collectively as “Buyer”).
WITNESSETH:
     WHEREAS, Seller and Buyer entered into a certain Asset Purchase Agreement as of August 30, 2002, whereby Buyer agreed to purchase from Seller certain nursing homes owned by Seller and located throughout Ohio, as specifically set forth in said Asset Purchase Agreement (the “Agreement”);
     WHEREAS, a set of facts had arisen that caused the parties to supplement and amend certain terms of the Agreement as of September 30, 2002, as set forth in a First Amendment to the Asset Purchase Agreement (“First Amendment”); and
     WHEREAS, a set of facts has arisen that has caused the parties to desire to supplement and further amend certain terms of the Agreement, as set forth in this Second Amendment.
     NOW, THEREFORE, for and in consideration of the premises, and the agreements, covenants, representations and warranties hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of all of which are forever acknowledged and confessed, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Article 2, Financial Arrangements, Section 2.3, Purchase Price Adjustments, shall be amended by adding the following language, which is in addition to the language added by the First Amendment:
“As used in this paragraph, the “cost associated with compliance” may involve the loss of bed capacity at one of the Facilities. In the event that occurs, the parties agree that the sum of $50,000 per resident bed lost in a Facility due to the compliance requirements of Rules 3701-17-01 to 3701-17-26 of the Ohio Administrative Code shall be deducted from the amount due on the Note.”
     2. In all other respects, the parties hereby ratify and confirm the remaining term of the Agreement, as amended.
     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed in multiple originals by their duly authorized officers, all as of the date and year first above written. This Second Amendment may be executed and delivered in multiple counterparts and each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same Second Amendment.

BUYER:	OP MAUMEE, INC.
	By:	/s/ Lawrence R. Deering
	Name:	Lawrence R. Deering
	Title:	Chairman and Chief Executive Officer

RE MAUMEE, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE CAREY, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE1 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

RE2 FREMONT, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

OP KENTON, INC.
By:	/s/ Lawrence R. Deering
Name:	Lawrence R. Deering
Title:	Chairman and Chief Executive Officer

SELLER:	VILLA HOMES WEST, INC., D/B/A WOODSIDEMANAGEMENT GROUP
	By:	/s/ Patrick Kriner
	Name:	Patrick Kriner
	Title:	President

RIDGEWOOD MANOR, LLC
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

PARKVIEW REAL ESTATE, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE PROPERTIES I, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member

WOODSIDE PROPERTIES II, LTD.
By:	/s/ Patrick Kriner
Name:	Patrick Kriner
Title:	Member